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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of the earliest event reported: JULY 6, 2004
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                               MAILKEY CORPORATION
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       (Exact Name of Small Business Company as Specified in Its Charter)


                        Commission file number: 000-29331
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                 NEVADA                                 76-0270295
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    (State or Other Jurisdiction of                   (IRS Employer
    Incorporation of Organization)                Identification Number)


                             130 SHAFTESBURY AVENUE
                             LONDON, ENGLAND W1B 5EU
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                    (Address of Principal Executive Offices)


                               011-44-2070-310821
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              (Registrant's telephone number, including area code)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)     DISMISSAL OF INDEPENDENT ACCOUNTANT.

        (i) On July 6, 2004, the Board of Directors of MailKey Corporation (the "Company") dismissed Spicer, Jeffries & Co., LLP ("Spicer Jeffries") as the Company's independent accountant.

        (ii) The report of Spicer Jeffries regarding the Company's financial statements for the fiscal year ended March 31, 2003 (Spicer Jeffries did not conduct an audit of the Company's financial statements for the fiscal year ended March 31, 2004) did not contain any adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles, except that such report was modified to express substantial doubt about the Company's ability to continue as a going concern.

        (iii) During the fiscal years ended March 31, 2004 and 2003, and the interim period ended June 30, 2004, there were no disagreements with Spicer Jeffries on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to the satisfaction of Spicer Jeffries, would have caused it to make reference thereto in the reports regarding the Company's financial statements for such years.

        (iv) The Company has requested that Spicer Jeffries furnish the Company with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated July 12, 2004, is filed as Exhibit 16.1 to this Form 8-K.

(b)     ENGAGEMENT OF INDEPENDENT ACCOUNTANT.

        (i) On July 6, 2004, the Board of Directors of the Company engaged L J Soldinger Associates, LLC as its independent accountant.

        (ii) During the fiscal years ended March 31, 2004 and 2003, and the interim period ended June 30, 2004, the Company did not consult L J Soldinger Associates, LLC regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by L J Soldinger Associates, LLC on the Company's financial statements, and L J Soldinger Associates, LLC did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MAILKEY CORPORATION


Dated: July 12, 2004                        /s/  Roger B. Ponting
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                                            Roger B. Ponting
                                            Chief Financial Officer